Exhibit 10.229

FOURTH AMENDMENT TO SUBORDINATION AGREEMENT

(GREAT HARBOR)

THIS FOURTH AMENDMENT TO SUBORDINATION AGREEMENT (GREAT HARBOR) (this "Amendment") is executed as of February 21, 2020 (the "Effective Date"), by and between GREAT HARBOR CAPITAL, LLC, a Delaware limited liability company (the "Subordinated Lender"), TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation, TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, TWINLAB CORPORATION, a Delaware corporation, NUTRASCIENCE LABS, INC., a Delaware corporation (formerly known as TCC CM Subco I, Inc.), and NUTRASCIENCE LABS IP CORPORATION, a Delaware corporation (formerly known as TCC CM Subco II, Inc.), ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION, LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (collectively, "Borrower"), and GOLISANO HOLDINGS LLC, a New York limited liability company, as successor by assignment to Penta Mezzanine SBIC Fund I, L.P (the "Senior Lender").

Background Information

A.     The Senior Lender and the Subordinated Lender have entered into a Subordination Agreement (Great Harbor) dated as of January 28, 2016 (as amended, modified, renewed, refinanced or replaced from time to time, the "Subordination Agreement"), under the terms of which the Subordinated Lender agreed to subordinate certain claims of the Subordinated Lender against the Borrower, to any and all claims of the Senior Lender against the Borrower according to the terms thereof.

B.     The parties now wish to amend the Subordination Agreement as provided herein.

C.      All capitalized terms used in this Amendment and not herein defined shall have the meanings given to them in the Subordination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Subordinated Lender and the Senior Lender hereby agree as follows:

Agreement

1.     The Subordination Agreement is hereby amended as follows:

(a)     Section 1 of the Subordination Agreement is hereby amended to add the following defined terms in their alphabetical order:

"February 2020 Subordinated Note" shall mean that certain Unsecured Promissory Note, dated as of February 21, 2020, issued by TCHI to Subordinated Lender in the original principal amount of $2,500,000.00 in the form attached hereto as EXHIBIT G.

"Fourth Amendment Closing Date" shall mean February 21, 2020.

"Subordinated Notes" shall mean, collectively, each of the January 2016 Subordinated Note, the March 2016 Subordinated Note, the December 2016 Subordinated Note, and the February 2020 Subordinated Note.

(b)     The definitions of "Permitted Subordinated Loan Payments" and "Subordinated Loan Documents" in Section 1 of the Subordination Agreement are hereby restated, respectively, in their entirely to read as follows:

"Permitted Subordinated Loan Payments" means (i) payments of regularly scheduled payments of principal and interest on the January 2016 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the January 2016 Subordinated Note as of January 28, 2016 (ii) payments of regularly scheduled payments of principal and interest on the March 2016 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the March 2016 Subordinated Note as of March 21, 2016, (iii) payments of regularly scheduled payments of principal and interest on the December 2016 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the December 2016 Subordinated Note as of December 30, 2016, and (iv) payments of regularly scheduled payments of principal and interest on the February 2020 Subordinated Note, in each case due and payable on a non-accelerated basis in accordance with the terms of the February 2020 Subordinated Note as of February 21, 2020.

"Subordinated Loan Documents" means the Subordinated Notes, any other promissory note, lease or other instrument evidencing the loan made pursuant to the Subordinated Notes or the obligation to pay the loan made pursuant to the Subordinated Notes, any guaranty with respect to the loan made pursuant to the Subordinated Notes, any security agreement or other collateral document securing the loan made pursuant to the Subordinated Notes and all other documents, agreements and instruments now existing or hereafter entered into evidencing or pertaining to all or any portion of the loan made pursuant to the Subordinated Notes. As of the Fourth Amendment Closing Date, the only Subordinated Loan Documents are those listed on Schedule 1 hereto.

(c)     The Subordination Agreement is hereby amended to add "EXHIBIT G" attached hereto as "EXHIBIT G" to the Subordination Agreement.

(d)     Schedule 1 to the Subordination Agreement is hereby replaced with Schedule 1 attached hereto.

2.     Except as amended herein, the Subordination Agreement shall remain in full force and effect.

3.      Upon the effectiveness of this Amendment, each reference in the Subordination Agreement to "this Subordination Agreement," "this Agreement," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Subordination Agreement, as amended by this Amendment.

4.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Subordination Agreement, the terms and conditions of this Amendment shall govern.

5.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[Signature Pages Follow]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, this Amendment has been duly executed under seal by the Subordinated Lender and the Senior Lender as of the Effective Date.

SUBORDINATED LENDER:

GREAT HARBOR CAPITAL, LLC,

a Delaware limited liability company

By:   /s/ David Van Ansel                               (SEAL)

Name:

Title:

#16018935

SIGNATURE PAGE 1 OF 3

TO FOURTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO (PENTA) – GREAT HARBOR)

SENIOR LENDER:

GOLISANO HOLDINGS LLC,

a New York limited liability company

By:   /s/ B. Thomas Golisano                               (Seal)

Name: B. Thomas Golisano

Title:   Member

SIGNATURE PAGE 2 OF 3

TO FOURTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO (PENTA) – GREAT HARBOR)

BORROWER:

TWINLAB CONSOLIDATED HOLDINGS, INC.

TWINLAB CONSOLIDATION CORPORATION

TWINLAB HOLDINGS, INC.

TWINLAB CORPORATION

ISI BRANDS, INC.

NUTRASCIENCE LABS, INC.

NUTRASCIENCE LABS IP CORPORATION

By:   /s/ Daniel DiPofi                               (Seal)

Name: Daniel DiPofi

Title:   Chief Executive Officer

ORGANIC HOLDINGS LLC

By:   /s/ Daniel DiPofi                               (Seal)

Name: Daniel DiPofi

Title:   Sole Manager

RESERVE LIFE ORGANICS, LLC

RESVITALE, LLC

RE-BODY, LLC

INNOVITAMIN ORGANICS, LLC

ORGANICS MANAGEMENT LLC

COCOAWELL, LLC

FEMBODY, LLC

RESERVE LIFE NUTRITION, L.L.C.

INNOVITA SPECIALTY DISTRIBUTION LLC

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,

its sole Member

By:   /s/ Daniel DiPofi                               (Seal)

Name: Daniel DiPofi

Title: Sole Manager

SIGNATURE PAGE 3 OF 3

TO FOURTH AMENDMENT TO SUBORDINATION AGREEMENT

(GOLISANO (PENTA) – GREAT HARBOR)

EXHIBIT G

Form of February 2020 Subordinated Note

Schedule 1

1.     January 2016 Subordinated Note;

2.     January 2016 Great Harbor Warrant;

3.     March 2016 Subordinated Note;

4.     January 2016 Great Harbor Warrant;

5.     December 2016 Subordinated Note;

6.     December 2016 Great Harbor Warrant; and

7.     February 2020 Subordinated Note.